Long Term Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Long-Term Debt
Long-Term Debt

Note 4—Long‑Term Debt

As of the dates indicated the Company’s long‑term debt consisted of the following (in thousands):

	September 30,	December 31,
	2016	2015
Credit facility due November 29, 2018	$89,000	$225,000
Second Lien Notes due May 29, 2019	—	430,000
Senior Notes due July 15, 2021	550,000	—
Unamortized debt discount and debt issuance costs on Second Lien Notes and Senior Notes	(12,399)	(17,210)
Total long-term debt	626,601	637,790
Less: current portion of long-term debt	—	—
Total long-term debt, net of current portion	$626,601	$637,790

Credit Facility

On September 4, 2014, Holdings entered into a $500.0 million credit facility with a syndicate of banks, which is subject to a borrowing base. In connection with the IPO and the merger of Holdings into the Company, the Company assumed all of the obligations of Holdings under the credit facility and became the borrower thereunder. The credit facility matures on November 29, 2018. As of September 30, 2016, the credit facility was subject to a borrowing base of $350.0 million. As of September 30, 2016 and December 31, 2015, the Company had outstanding borrowings of $89.0 million and $225.0 million, respectively. As of September 30, 2016 and December 31, 2015, the Company had standby letters of credit of $0.6 million and $0.7 million, respectively. At September 30, 2016, the available credit under the credit facility was $260.4 million. As of the date of this filing, the Company has no balance outstanding under the credit facility.

Redetermination of the borrowing base occurred initially quarterly (on February 1, 2015, May 1, 2015, August 1, 2015, November 1, 2015 and February 1, 2016) and semiannually thereafter on May 1 and November 1. Additionally, the Company and the administrative agent under the credit facility may each elect a redetermination of the borrowing base between any two scheduled redeterminations, and the Company may elect a redetermination of the borrowing base on February 1, 2017 and August 1, 2017.

In September 2016, the Company elected an unscheduled borrowing base redetermination. As a result of this redetermination, the borrowing base increased to $350.0 million and would increase to $450.0 million upon the consummation of the October 2016 Acquisition. The October 2016 Acquisition was completed on October 3, 2016, increasing the borrowing base to $450.0 million.

Interest on the credit facility is payable at one of the following two variable rates as selected by the Company: a base rate based on the Prime Rate or the Eurodollar rate, based on LIBOR. Either rate is adjusted upward by an applicable margin, based on the utilization percentage of the facility as outlined in the Pricing Grid. Additionally, the credit facility provides for a commitment fee of 0.375% to 0.50%, depending on borrowing base usage. The grid below shows the Base Rate Margin and Eurodollar Margin depending on the applicable Borrowing Base Utilization Percentage (as defined in the credit facility) as of the date of this filing:

Borrowing Base Utilization Grid

		LIBOR	Base Rate	Commitment
Borrowing Base Utilization Percentage	Utilization	Margin	Margin	Fee
Level 1	< 25%	2.00%	1.00%	0.375%
Level 2	≥ 25% < 50%	2.25%	1.25%	0.375%
Level 3	≥ 50% < 75%	2.50%	1.50%	0.500%
Level 4	≥ 75% < 90%	2.75%	1.75%	0.500%
Level 5	≥ 90%	3.00%	2.00%	0.500%

The credit facility contains representations, warranties, covenants, conditions and defaults customary for transactions of this type, including but not limited to: (i) limitations on liens and incurrence of debt covenants; (ii) limitations on dividends, distributions, redemptions and restricted payments covenants; (iii) limitations on investments, loans and advances covenants; (iv) limitations on the sale of property, mergers, consolidations and other similar transactions covenants; and (v) holding cash balances in excess of certain thresholds while carrying a balance on the credit facility. Additionally, the credit facility limits the Company from hedging in excess of 85% of its anticipated production volumes.

The credit facility also contains financial covenants requiring the Company to comply with a current ratio of our consolidated current assets (includes unused commitments under our revolving credit facility and unrestricted cash and excludes derivative assets) to our consolidated current liabilities (excludes obligations under our revolving credit facility, the second lien notes and certain derivative assets), of not less than 1.0 to 1.0 and to maintain, on the last day of each quarter, a ratio of consolidated debt less cash balances in excess of certain thresholds to our consolidated EBITDAX (EBITDAX is defined as net income adjusted for certain cash and non‑cash items including depreciation, depletion, amortization and accretion, exploration expense, gains/losses on derivative instruments, amortization of certain debt issuance costs, non‑cash compensation expense, interest expense and prepayment premiums on extinguishment of debt) for the four fiscal quarter period most recently ended, of not greater than 4.0:1.0. For the quarters ending between December 31, 2016 through December 31, 2017, annualized EBITDAX will be based on the last six months’ consolidated EBITDAX multiplied by 2, and for the quarter ending March 31, 2018, annualized EBITDAX will be based on the last nine months’ consolidated EBITDAX multiplied by 4/3. For the quarters ending on or after June 30, 2018, annualized EBITDAX will be based on the last twelve months’ consolidated EBITDAX. The Company was in compliance with all financial covenants under the credit facility as of September 30, 2016.

Any borrowings under the credit facility are collateralized by substantially all of the assets of the Company and its subsidiaries, including oil and gas properties, personal property and the equity interests of the subsidiaries of the Company. The Company has entered into oil and natural gas hedging transactions with several counterparties that are also lenders under the credit facility. The Company’s obligations under these hedging contracts are secured by the collateral securing the credit facility.

Second Lien Notes

On May 29, 2014, Holdings entered in to a 5 year, $430.0 million term loan facility with a syndicate of lenders (the “Second Lien Notes”). The Second Lien Notes would have matured on May 29, 2019. Holdings had drawn the full $430.0 million under the Second Lien Notes and no further commitments remained. The loan was drawn in four tranches: $230.0 million in May 2014 that bore an interest rate of 11.0%,  $75.0 million in July 2014 that bore an interest rate of 11.0%; $75.0 million in August 2014 that bore an interest rate of 10.0%, and $50.0 million in October 2014 that bore an interest rate of 10.0%. The interest rates were fixed and interest was payable semi‑annually.

In July 2016, the Second Lien Notes were repaid and terminated in conjunction with the Senior Notes Offering. The Company used the proceeds from the Senior Notes (as discussed below) to repay the outstanding $430.0 million of principal and a $4.3 million prepayment penalty. The prepayment penalty was expensed in the third quarter of 2016 in the consolidated statements of operations within the interest expense line item. Additionally, in the third quarter of 2016, the Company wrote off approximately $15.1 million of unamortized debt discount and debt issuance costs that were related to the Second Lien Notes. The write off of the unamortized debt discount and debt issuance costs were recorded in the consolidated statements of operations within the interest expense line item.

Several lenders of Second Lien Notes were also members of Holdings. Of the $430.0 million formerly outstanding principal balance on the Second Lien Notes, members held approximately $311.7 million. These members were paid $314.8 million upon repayment and termination of the Second Lien Notes, including the prepayment penalty.

Senior Notes

In July 2016, the Company issued at par $550.0 million principal amount of 7.875% Senior Notes due July 15, 2021 (the “Senior Notes” and the offering, the Senior Notes Offering). The Senior Notes bear an annual interest rate of 7.875%. The interest on the Senior Notes is payable on January 15 and July 15 of each year commencing on January 15, 2017. The Company received net proceeds of approximately $537.5 million after deducting discounts and fees. All of the net proceeds from the Senior Notes were used to repay all of the outstanding borrowings and related premium, fees and expenses on the Second Lien Notes (which were terminated concurrently with such repayment), and the remaining proceeds were used to repay borrowings under the credit facility and for general business purposes.

Several lenders on the initial issuance of the Senior Notes were also members of Holdings. As of the date of the initial issuance of the $550.0 million principal amount on the Senior Notes, members held approximately $168.5 million.

The Senior Notes also contain affirmative and negative covenants that, among other things, limit the Company's and the Guarantors' ability to make investments; declare or pay any dividend or make any other payment to holders of the Company’s or any of its Guarantors’ equity interests; repurchase or redeem any equity interests of the Company; repurchase or redeem subordinated indebtedness; incur additional indebtedness or issue preferred stock; create liens; sell assets; enter into agreements that restrict dividends or other payments by restricted subsidiaries; consolidate, merge or transfer all or substantially all of the assets of the Company; engage in transactions with the Company's affiliates; engage in any business other than the oil and gas business; and create unrestricted subsidiaries. The Indenture also contains customary events of default. Upon the occurrence of events of default arising from certain events of bankruptcy or insolvency, the Senior Notes shall become due and payable immediately without any declaration or other act of the trustee or the holders of the Senior Notes. Upon the occurrence of certain other events of default, the trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Senior Notes may declare all outstanding Senior Notes to be due and payable immediately. The Company was in compliance with all financial covenants under the Indenture as of September 30, 2016, and through the filing of this report.

Series A Preferred Units

On October 3, 2016, the Company issued $75.0 million in Series A Preferred Units (the “Series A Preferred Units”) to fund a portion of the purchase price for the October 2016 Acquisition. The Series A Preferred Units were entitled to receive a cash dividend of 10% per year, payable quarterly in arrears. All holders of Series A Preferred Units are also members of Holdings. The Company used $90.0 million of the net proceeds from its IPO to redeem the Series A Preferred Units in full on October 17, 2016, which included a premium of $15.0 million. For further discussion on the October 2016 Acquisition and IPO, please refer to Note 3—Acquisitions and Note 8—Members’ Equity, respectively.

Debt Discount Costs on Second Lien Notes

The Company’s Second Lien Notes were issued with an original issue discount (OID) of $6.5 million. In July 2016, the Company repaid the Second Lien Notes in full and accelerated the remaining unamortized balance of $4.3 million. This expense was recorded in the consolidated statements of operations within the interest expense line item. As of September 30, 2016, there was no remaining balance on the OID.

Debt Issuance Costs

As of September 30, 2016, the Company had debt issuance costs net of accumulated amortization of $1.8 million related to its credit facility which has been reflected on the Company’s balance sheet within the line item other non‑current assets. As of September 30, 2016, the Company had debt issuance costs of $12.4 million related to its Senior Notes which has been reflected on the Company's balance sheet within the line item Senior Notes, net of unamortized debt issuance costs. Upon the repayment of the Company’s Second Lien Notes, the company accelerated the amortization of the remaining $10.8 million of unamortized debt issuance costs. This expense was recorded in the consolidated statement of operations within the interest expense line item. As of September 30, 2016, there was no remaining balance on debt issuance costs associated with the Second Lien Notes. Debt issuance costs include origination, legal, engineering, and other fees incurred in connection with the Company’s credit facility, Second Lien Notes and Senior Notes. For the three and nine months ended September 30, 2016, the Company recorded amortization expense related to the debt issuance costs of $11.6 million and $13.5 million, respectively, as compared to $0.8 million and $2.3 million for the three and nine months ended September 30, 2015, respectively.

Interest Incurred On Long‑Term Debt

For the three and nine months ended September 30, 2016, the Company incurred interest expense on long‑term debt of $12.2 million and $38.9 million, respectively, as compared to $12.9 million and $37.4 million for the three and nine months ended September 30, 2015, respectively. For the three and nine months ended September 30, 2016, the Company capitalized interest expense on long term debt of $1.2 million and $3.6 million, respectively, as compared to $1.4 million and $4.1 million for the three and nine months ended September 30, 2015, respectively, which has been reflected in the Company’s financial statements. Also included in interest expense for the three and nine months ended September 30, 2016 is a prepayment penalty of $4.3 million related to the Company’s repayment of its Second Lien Notes in July 2016.

Note 5—Long-Term Debt

As of the dates indicated the Company’s long-term debt consisted of the following (in thousands):

	December 31, 2015(1)	December 31, 2014(1)
Credit facility due November 29, 2018	$225,000	$100,000
Second Lien Notes due May 29, 2019	430,000	430,000
Unamortized debt discount and debt issuance costs on Second Lien Notes	(17,210)	(21,097)
Total long-term debt	637,790	508,903
Less: current portion of long-term debt	—	—
Total long-term debt, net of current portion	$637,790	$508,903

(1)These amounts have been reclassified to conform to the current period presentation on the accompanying balance sheets. Please refer to the section Recent Accounting Pronouncements in Note 2—Basis of Presentation and Significant Accounting Policies for additional discussion.

Credit Facility

Extraction Oil & Gas Holdings, LLC (the “Borrower), on September 4, 2014 entered into a $500.0 million credit facility with a syndicate of banks, which is subject to a borrowing base. The credit facility matures on November 29, 2018. As of December 31, 2015, the credit facility was subject to a borrowing base of $285.0 million. As of December 31, 2015 and December 31, 2014, the Company had outstanding borrowings of $225.0 million and $100.0 million, respectively. As of December 31, 2015, the Company had standby letters of credit of $0.7 million. At December 31, 2015, the available credit under the credit facility was $59.3 million. Subsequent to December 31, 2015, the Company borrowed $10.0 million on the credit facility, bringing the outstanding balance as of the date of this filing under the credit facility to $235.0 million.

Redetermination of the borrowing base occurred initially quarterly (on February 1, 2015, May 1, 2015, August 1, 2015, November 1, 2015 and February 1, 2016) and semiannually thereafter on May 1 and November 1. Additionally, the Company and the Administrative Agent may each elect a redetermination of the borrowing base between any two scheduled redeterminations. In conjunction with the Company’s February 1, 2016 scheduled quarterly borrowing base redetermination, the Company’s borrowing base was reaffirmed at $285.0 million.

Interest on the credit facility is payable at one of the following two variable rates as selected by the Company: a base rate based on the Prime Rate or the Eurodollar rate, based on LIBOR. Either rate is adjusted upward by an applicable margin, based on the utilization percentage of the facility as outlined in the Pricing Grid. Additionally, the credit facility provides for a commitment fee of 0.375% to 0.50%, depending on borrowing base usage. The grid below shows the Base Rate Margin and Eurodollar Margin depending on the applicable Borrowing Base Utilization Percentage (as defined in the credit facility) as of the date of this filing:

Borrowing Base Utilization Grid

Borrowing Base Utilization Percentage	Utilization	LIBOR Margin	Base Rate Margin	Commitment Fee
Level 1	< 25%	1.75%	0.75%	0.375%
Level 2	> 25.0% < 50%	2.00%	1.00%	0.375%
Level 3	> 50% < 75%	2.25%	1.25%	0.500%
Level 4	> 75% < 90%	2.50%	1.50%	0.500%
Level 5	> 90%	2.75%	1.75%	0.500%

The credit facility contains representations, warranties, covenants, conditions and defaults customary for transactions of this type, including but not limited to: (i) limitations on liens and incurrence of debt covenants; (ii) limitations on dividends, distributions, redemptions and restricted payments covenants; (iii) limitations on investments, loans and advances covenants; and (iv) limitations on the sale of property, mergers, consolidations and other similar transactions covenants. Additionally, the credit facility requires the Borrower to enter into hedging agreements necessary to support the borrowing base.

The credit facility also contains customary reporting requirements that include a requirement to report within five days of notice any actions, suits, and proceedings before any governmental authority affecting the borrower or any of its subsidiaries that has a stated claim in excess of $2.0 million. In September 2014, Holdings was named in a third party complaint by R.K. Pinson, please refer to Note 12—Commitments and Contingencies for further information. The Company failed to provide timely notice of its involvement in the lawsuit and therefore defaulted under the credit agreement. This default was waived by the lenders on February 12, 2015. In April 2015, the Company failed to timely join a new subsidiary company to its Second Lien Notes and therefore defaulted on the note, creating a cross-default into the credit facility. This default was waived by the lenders on April 28, 2015.

The credit facility also contains financial covenants requiring the Borrower to comply with a current ratio of consolidated current assets (including unused borrowing capacity and excluding the fair value of commodity derivatives) to consolidated current liabilities of not less than 1.0:1.0 and to maintain, on the last day of each quarter, a ratio of total net debt (total debt less cash and cash equivalents) to EBITDAX (EBITDAX is defined as net income adjusted for certain cash and non-cash items including depreciation, depletion, amortization and accretion, exploration expense, gains/losses on derivative instruments, amortization of certain debt issuance costs, non-cash compensation expense, interest expense and prepayment premiums on extinguishment of debt) of not greater than 4.0:1.0. For the quarter ended December 31, 2015, EBITDAX is based on annualizing the three fiscal quarters ended December 31, 2015. Thereafter, EBITDAX is based on the four quarters then ended. The Company was in compliance with all financial covenants under the credit facility as of December 31, 2015.

Any borrowings under the credit facility are collateralized by the Borrower’s oil and gas producing properties, the Borrower’s personal property and the equity interests of the Borrower. Holdings has entered into oil and natural gas hedging transactions with several counterparties that are also lenders under the credit facility. The Company’s obligations under these hedging contracts are secured by the credit facility.

Second Lien Notes

On May 29, 2014, the Company entered in to a 5-year, $430.0 million term loan facility with a syndicate of lenders. The facility matures on May 29, 2019. As of December 31, 2015, the Company had drawn the full $430.0 million under the Second Lien Notes and no further commitments remained. The loan was drawn in four tranches: $230.0 million in May 2014 that bears an interest rate of 11.0%,  $75.0 million in July 2014 that bears an interest rate of 11.0%; $75.0 million in August 2014 that bears an interest rate of 10.0%, and $50.0 million in October 2014 that bears an interest rate of 10.0%. The interest rates are fixed and interest is payable semi-annually.

Several lenders of Second Lien Notes are also members of Holdings. Of the $430.0 million outstanding on the Second Lien Notes, members held approximately $311.7 million.

The Second Lien Notes contain varying prepayment premiums if they are redeemed prior to three years from May 29, 2014. If the Company were to redeem the Notes after the first anniversary but prior to the second anniversary (after May 29, 2015 and prior to May 29, 2016), then the Company would be required to pay a premium to the face value of the notes equal to $19.3 million. If the Company were to redeem the Notes after the second anniversary but prior to the third anniversary (after May 29, 2016 and prior to May 29, 2017), the Company would be required to pay a premium to the face value of the notes equal to $4.3 million. If the Company were to redeem the Notes after the third anniversary (after May 29, 2017), no prepayment premium would apply.

The Second Lien Notes contains representations, warranties, covenants, conditions and defaults customary for transactions of this type, including but not limited to: (i) limitations on liens and incurrence of debt covenants; (ii) limitations on dividends, distributions, redemptions and restricted payments covenants; (iii) limitations on investments, loans and advances covenants; and (iv) limitations on the sale of property, mergers, consolidations and other similar transactions covenants.

The Second Lien Notes also contains a standard cross-default provision. In September 2014, the Company defaulted under its credit facility by failing to provide timely notice of being named as a third party defendant by R.K. Pinson in a lawsuit, please refer to Note 12—Commitments and Contingencies for further information. The cross-default provision in the Second Lien Notes provides that a default under the credit agreement also constitutes a default under the Second Lien Notes. The default under the Second Lien Notes was waived by the lenders on February 12, 2015. Additionally, the Second Lien Notes contain requirements to timely join newly created subsidiary companies as a loan party. In April 2015, the Company failed to timely join its newly created wholly-owned subsidiary to its Second Lien Notes and therefore defaulted on the note. This default was waived by the lenders on April 28, 2015.

The Second Lien Notes also contain a debt incurrence covenant requiring the Borrower to comply with a ratio of total proved reserve value to pro-forma total debt of not less than 1.25:1.0 in order to incur additional debt under the Second Lien Notes. The Company was in compliance with all financial covenants under the Second Lien Notes as of December 31, 2015.

Debt Discount Costs on Second Lien Notes

As of December 31, 2015, the Company had a debt discount from the OID on its Second Lien Notes of $6.5 million. For the years ended December 31, 2015 and 2014, the Company recorded amortization expense related to the debt discount of $1.1 million and $0.5 million, respectively.

Debt Issuance Costs

As of December 31, 2015 and 2014, the Company had debt issuance costs of $20.2 million and $18.1 million related to its credit facility and Second Lien Notes, respectively, which has also been reflected on the Company’s balance sheet. Debt issuance costs include origination, legal, engineering, and other fees incurred in connection with the Company’s credit facility and Second Lien Notes. For the years ended December 31, 2015 and 2014, the Company recorded amortization expense related to the debt issuance costs of $3.1 million and $1.5 million, respectively.

Additionally, at December 31, 2015, the Company had debt issuance costs of $1.4 million related to its anticipated Senior Notes offerings, which has also been reflected on the Company’s balance sheet. During 2015, the Company was pursuing a Senior Notes offering. As a result of deteriorating credit market conditions, the Company terminated the offering and recorded amortization expense of $1.4 million for the capitalized costs related to the Senior Notes offerings. The amortization expense on these costs are recorded in the statements of operations within the interest expense line item.

Interest Incurred On Long-Term Debt

For the years ended December 31, 2015 and 2014, the Company incurred interest expense on long-term debt of $50.5 million and $23.1 million, respectively, and capitalized interest expense of $5.3 million and $2.6 million, respectively, which has been reflected in the Company’s financial statements.